Execution Copy October 29, 2002
Page 1 of 4
Brewer 250K Note Extension Through January 1, 2004                Exhibit 10.111
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                      AMENDED AND RESTATED PROMISSORY NOTE



Dated: As of October 29, 2002
$250,000.00
New York, New York

         FOR VALUE RECEIVED, the undersigned, COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation ("Maker"), promises to pay to S. Brewer Enterprises, Inc. ("Payee"), at the principal executive offices of Payee, 2121 Jamieson Avenue, Suite 1406, Alexandria, Virginia 22314, or at such commercial bank within the United States of America as Payee may designate to Maker from time to time, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00). Maker agrees to pay interest in like money at such office or commercial bank on the unpaid aggregate principal amount hereof at a rate equal to nine and three quarters percent (9.750 %) per annum.

         THIS NOTE REPLACES THE SB ENTERPRISES LOAN ("BREWER NOTE") ISSUED ON SEPTEMBER 15, 2000, DUE MARCH 15, 2001, PARTIALLY CONVERTED TO THE COMPANY'S COMMON STOCK ("COMMON STOCK") IN APRIL 09, 2001, WITH THE REMAINING PRINCIPAL BALANCE SUBSEQUENTLY EXTENDED THROUGH DECEMBER 31, 2001.

         1. Principal and interest shall be due and payable in the manner set forth below:

              (a) Accrued interest on the unpaid principal amount hereof shall be paid monthly in cash on or before the 15th day of each calendar month.

              (b) Except for reductions to the principle and interest of the Note through the Payee's exercise of its Conversion Rights as hereinafter set forth, Maker will pay, in whole or in part, the principal balance then outstanding of this Note, together with accrued interest, on or before January 1, 2004.

              (c) All payments (including prepayments) made hereunder shall be applied first to the payment of accrued and unpaid interest, with the balance remaining applied to the payment of the unpaid principal balance of this Note.

         2. At any time before the earlier of the repayment  dates  specified in
Section 1 hereof, (the Conversion Right Expiration Date"), the Payee shall have the right ("Conversion Right") to convert all or any portion of the outstanding principal balance of this Note, and any accrued interest thereon, into common stock of the Maker, par value $0.001 ("Common Stock") by giving notice to the



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Execution Copy October 29, 2002
Page 2 of 4
Brewer 250K Note Extension Through January 1, 2004
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Maker that it intends to exercise its Conversion Right.  Subject to the terms of this Note, the Payee shall have the right to convert such outstanding principal and accrued interest into common stock at the rate equal to the average of the closing price of the Company's Common Stock on the American Stock Exchange ("AMEX") or other public stock exchange for the five (5) trading days immediately preceding each exercise of a Conversion Right or, if the Common Stock is not listed on the AMEX or other public stock exchange, then the average of the bid and ask for said Common Stock quoted on the OTC market or the pink sheets on the five (5) trading days immediately preceding each exercise of a Conversion Right (the "Conversion Rate") for each dollar of outstanding principal and accrued interest. Each exercise of Payee's Conversion Right shall be effected by giving notice to Maker at the address set forth below and shall specify the amount of principal and accrued interest that Payee intends to convert into Common Stock. Within thirty (30) days of receipt of each such notice, Maker shall issue a certificate or certificate for Common Stock to Payee in such denomination as Payee shall specify.

         3. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed that, at the option of the Payee, the entire principal amount outstanding at any time under this Note, and all accrued and unpaid interest, shall immediately become due and payable (without demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice, all of which are hereby expressly waived by Maker) upon the occurrence of any of the following (each an "Event of Default"):

              (a) upon the default in the payment of any interest or principal due under this Note, which default continues uncured for a period of ten (10) days;

              (b) if Maker shall make an assignment for the benefit of creditors; or shall admit in writing its inability to pay its debts; or if a receiver or trustee shall be appointed for Maker or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within thirty (30) days; or if proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Maker and, if contested by it, are not dismissed or stayed within thirty (30) days; or if any writ of attachment or execution or any similar process is issued or levied against Maker or any significant part of its property and is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or if Maker takes corporate action in furtherance of any of the foregoing.

         4. Maker may prepay the principal amount of this Note at any time without incurring any penalty for prepayment. Upon any such prepayment, all accrued interest to the date of repayment shall be paid whereupon no other payment or penalty shall be due.

         5. All notices, requests and demands to or upon Maker or Payee to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or when sent by certified mail, postage prepaid,



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Execution Copy October 29, 2002
Page 3 of 4
Brewer 250K Note Extension Through January 1, 2004
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addressed  as follows or to such other  address as may  hereafter be notified by the respective parties hereto:


                  Maker:

                  Commodore Applied Technologies, Inc.
                  150 East 58th Street, Suite 3238,
                  New York, New York 10151 2
                  Attn: James M. DeAngelis,
                  Chief Financial Officer
                  (212)-308-5800 telephone
                  (212)-753-0731 facsimile

                  Payee:

                  S. Brewer Enterprises, Inc.
                  2121 Jamieson Avenue, Suite 1406
                  Alexandria, Virginia  22314
                  Attn: Shelby T. Brewer
                  President
                  (703)-567-1284 telephone
                  (703)-566-7526 facsimile

         6. No failure or delay on the part of Payee in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. Maker hereby waives demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice in connection with the delivery, acceptance, performance or enforcement of this Note.

         7. This Note may not be changed or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

         8. In case any one or more Events of Default shall occur and be continuing, Payee may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. Maker shall pay all reasonable costs of collection when incurred, including reasonable attorneys' fees.

         9. This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its choice of law rules.


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Execution Copy October 29, 2002
Page 4 of 4
Brewer 250K Note Extension Through January 1, 2004
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         IN WITNESS  WHEREOF,  the Maker has executed  this  Promissory  Note as
October 29, 2002.




                                          COMMODORE APPLIED TECHNOLOGIES, INC.


                                          By: /s/ James M. DeAngelis
                                          --------------------------------
                                          Name: James M. DeAngelis
                                          Title:   Chief Financial Officer





                                          S.BREWER ENTERPRISES, INC.


                                          By: /s/ Shelby T. Brewer
                                          --------------------------------
                                          Name: Shelby T. Brewer
                                          Title:   President